UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☒

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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Rivus Bond Fund
(Name of Registrant as Specified In Its Charter)

The Hartford Income Shares Fund, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 21, 2010

THE HARTFORD INCOME SHARES FUND, INC.

PLEASE VOTE NOW

As solicitation continues related to the proposal for the acquisition of the assets and the liabilities of The Hartford Income Shares Fund, Inc. by Rivus Bond Fund, a diversified, closed-end management investment company advised by Cutwater Asset Management Corp., solely in exchange for shares of the Rivus Bond Fund, this letter is being provided for additional information.

This proposal is of utmost importance. If you have not already done so, we are asking that you take a few moments to review the information contained within this letter and in the Combined Proxy Statement/Prospectus previously provided to you and cast your vote now.

The Board of Directors of The Hartford Income Shares Fund, Inc. recommends that you vote FOR the proposal described in this Notice and in the Proxy Materials.

Unless The Hartford Income Shares Fund, Inc. receives the favorable vote of two thirds of its total outstanding voting shares, the proposed reorganization will not be approved.  For purposes of determining this vote, an abstention has the same effect as a vote against the proposal.

Please call 1-866-904-8748 to cast your vote now.

VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The Reorganization is expected to benefit The Hartford Income Shares Fund, Inc.’s shareholders by: (1) providing greater opportunities to realize economies of scale by combining The Hartford Income Shares Fund, Inc.’s assets with the assets of the Rivus Bond Fund, resulting in a larger fund, which is expected to result in lower total operating expenses for the shareholders of the combined fund; (2) offering shareholders of The Hartford Income Shares Fund, Inc. an investment in a fund that provides similar investment objectives and strategies; and (3) offering shareholders of The Hartford Income Shares Fund, Inc, an investment in a fund that is advised by another highly qualified asset manager with extensive experience in managing fixed income investment strategies. Please see below for updated performance and related information for each Fund.

Total Return Percentage Change in Net Asset Value per Share with All Distributions Reinvested(1)

	Quarter Ended	6 Months Ended	1 Year Ended	3 Years Ended	5 Years Ended	10 Years Ended
	6/30/10	6/30/10	6/30/10	6/30/10	6/30/10	6/30/10
Rivus Bond(2)	2.87%	7.55%	17.45%	6.67%	4.50%	6.20%
Adjusted Rivus Bond(3)	2.87%	7.55%	23.41%	8.61%	5.53%	7.05%
Hartford Income Shares(4)	1.65%	4.02%	18.7%	-0.35%	1.99%	5.1%
Adjusted Rivus Bond(3) v. Hartford Income Shares	1.22%	3.53%	4.71%	8.96%	3.54%	1.95%

(1)          This is historical information and should not be construed as indicative of any likely future performance

(2)          Source — BNY Mellon Asset Servicing, the Fund’s administrator, for all periods except 5-year and 10-year returns, which are from Lipper Inc.

(3)          The Fund’s performance for the 1-year, 3-year, 5-year and 10-year historical periods shown was negatively impacted by the 4.79% dilution of net asset value resulting from the rights offering during the September 2009 quarter. In addition to the impact from the September 2009 rights offering, the 10-year performance was also negatively impacted by the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter.  Adjusted Rivus Bond returns for such periods are estimated.

(4)          Source — Lipper Inc.

Comparison of Discounts or Premiums of Market Price to Net Asset Value

(as a Percentage of Net Asset Value)

	6/30/10	6/30/09	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01
Rivus Bond(1)	-9.5%	-9.5%	-9.9%	-8.8%	-12.2%	-10.0%	- 12.8%	- 2.6%	- 4.2%	-5.3%
Hartford Income Shares(1)	- 6.1%	- 6.2%	- 7.8%	- 1.4%	- 3.3%	- 5.6%	- 8.5%	- 5.8%	- 0.6%	0.9%

(1)  Source — Lipper Inc.

It is important that you call the proxy soliciting agent at 1-866-904-8748 to speak with one of the representatives to assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday and Sunday from 12:00 p.m. to 6:00 p.m., EDT.

Remember, your vote counts.  Please vote today.

Thank you for your prompt attention to this matter.

July 21, 2010

THE HARTFORD INCOME SHARES FUND, INC.

PLEASE VOTE NOW

As solicitation continues related to the proposal for the acquisition of the assets and the liabilities of The Hartford Income Shares Fund, Inc. by Rivus Bond Fund, a diversified, closed-end management investment company advised by Cutwater Asset Management Corp., solely in exchange for shares of the Rivus Bond Fund, this letter is being provided for additional information.

This proposal is of utmost importance. If you have not already done so, we are asking that you take a few moments to review the information contained within this letter and in the Combined Proxy Statement/Prospectus previously provided to you and cast your vote now.

The Board of Directors of The Hartford Income Shares Fund, Inc. recommends that you vote FOR the proposal described in this Notice and in the Proxy Materials.

Unless The Hartford Income Shares Fund, Inc. receives the favorable vote of two thirds of its total outstanding voting shares, the proposed reorganization will not be approved.  For purposes of determining this vote, an abstention has the same effect as a vote against the proposal.

Please call 1-866-408-8079 to cast your vote now.

VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The Reorganization is expected to benefit The Hartford Income Shares Fund, Inc.’s shareholders by: (1) providing greater opportunities to realize economies of scale by combining The Hartford Income Shares Fund, Inc.’s assets with the assets of the Rivus Bond Fund, resulting in a larger fund, which is expected to result in lower total operating expenses for the shareholders of the combined fund; (2) offering shareholders of The Hartford Income Shares Fund, Inc. an investment in a fund that provides similar investment objectives and strategies; and (3) offering shareholders of The Hartford Income Shares Fund, Inc, an investment in a fund that is advised by another highly qualified asset manager with extensive experience in managing fixed income investment strategies. Please see below for updated performance and related information for each Fund.

Total Return Percentage Change in Net Asset Value per Share with All Distributions Reinvested(1)

	Quarter Ended	6 Months Ended	1 Year Ended	3 Years Ended	5 Years Ended	10 Years Ended
	6/30/10	6/30/10	6/30/10	6/30/10	6/30/10	6/30/10
Rivus Bond(2)	2.87%	7.55%	17.45%	6.67%	4.50%	6.20%
Adjusted Rivus Bond(3)	2.87%	7.55%	23.41%	8.61%	5.53%	7.05%
Hartford Income Shares(4)	1.65%	4.02%	18.7%	-0.35%	1.99%	5.1%
Adjusted Rivus Bond(3) v. Hartford Income Shares	1.22%	3.53%	4.71%	8.96%	3.54%	1.95%

(1)  This is historical information and should not be construed as indicative of any likely future performance

(2)  Source — BNY Mellon Asset Servicing, the Fund’s administrator, for all periods except 5-year and 10-year returns, which are from Lipper Inc.

(3)  The Fund’s performance for the 1-year, 3-year, 5-year and 10-year historical periods shown was negatively impacted by the 4.79% dilution of net asset value resulting from the rights offering during the September 2009 quarter. In addition to the impact from the September 2009 rights offering, the 10-year performance was also negatively impacted by the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter.  Adjusted Rivus Bond returns for such periods are estimated.

(4)  Source — Lipper Inc.

Comparison of Discounts or Premiums of Market Price to Net Asset Value

(as a Percentage of Net Asset Value)

	6/30/10	6/30/09	6/30/08	6/30/07	6/30/06	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01
Rivus Bond(1)	-9.5%	-9.5%	-9.9%	-8.8%	-12.2%	-10.0%	- 12.8%	- 2.6%	- 4.2%	- 5.3%
Hartford Income Shares(1)	- 6.1%	- 6.2%	- 7.8%	- 1.4%	- 3.3%	- 5.6%	- 8.5%	- 5.8%	- 0.6%	0.9%

(1)  Source — Lipper Inc.

It is important that you call the proxy soliciting agent at 1-866-408-8079 to speak with one of the representatives to assist you with the voting process. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday and Sunday from 12:00 p.m. to 6:00 p.m., EDT.

Remember, your vote counts.  Please vote today.

Thank you for your prompt attention to this matter.